UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	September 7, 2006
(Date of earliest event reported)
Centrue Financial Corporation
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-15025 (Commission File Number)	36-3846489 (I.R.S. Employer Identification Number)

303 Fountains Parkway, Fairview Heights, Illinois (Address of principal executive offices)	62208 (Zip Code)
(618) 624-1323
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events
     On September 7, 2006, Centrue Financial Corporation issued a news release announcing that it hired a team of commercial lenders in conjunction with opening a loan production office in St. Louis, Missouri.
     A copy of the news release is attached hereto as Exhibit 99.1.
Item 9.01.   Financial Statements and Exhibits
     (d)   Exhibits.
              99.1   News Release dated September 7, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION
Dated: September 8, 2006	By:	/s/ Thomas A. Daiber
Thomas A. Daiber
Chief Executive Officer